Exhibit 8.1

List of Subsidiaries as of December 31, 2005

Deutsche Bank Aktiengesellschaft, Frankfurt am Main
Affordable Housing I LLC, Wilmington
Airport Club für International Executives GmbH, Frankfurt
“Akademie Musiktheater Heute” GmbH, Frankfurt
Alfred Herrhausen Gesellschaft für internationalen Dialog mit beschränkter Haftung, Frankfurt
“Alwa” Gesellschaft für Vermögensverwaltung mbH, Hamburg
“Alwa” Gesellschaft für Vermögensverwaltung mbH & Co. Grundstücksvermietung KG, Schönefeld
AO DB Securities (Kazakhstan), Alma Ata
Aqueduct Capital (UK) Limited, London
Aqueduct Capital S.à r.l., Luxemburg
ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
Asel Limited (in member’s voluntary liquidation), London
Asian Hybrid Investments LLP, Singapur
B Investissements Société par Actions Simplifiée, Paris
B.V. Matura Handelmaatschappij, Amsterdam
Bankers Trust Immobilier SNC, Paris
BAWU Beteiligungs Aktiengesellschaft, Frankfurt
Bebek Varlik Yönetym A.S., Istanbul
Bender Menkul Degerler A.S., Istanbul
Bender Portföy Yönetimi A.S., Istanbul
Beteiligungsgesellschaft für Flugzeugleasing mit beschränkter Haftung, Frankfurt
BIBO DRITTE Vermögensverwaltungsgesellschaft mbH, Eschborn
BIBO ERSTE Vermögensverwaltungsgesellschaft mbH, Eschborn
-DB ELAN GmbH, Eschborn
-DODO Limited, Georgetown
-GBB Beteiligungsgesellschaft mbH, Eschborn
Borfield S.A., Montevideo
BRABU Beteiligungs Aktiengesellschaft, Frankfurt
Brasil Media Exterior S.A., Butanta
-Local Midia Exterior Ltda, Salvador
-Local Publicidade Ltda., Cotia
-Pintex Paineis e Cartazes Ltda., Sao Paulo
-Publix Ltda., Sao Paulo
-Veiculo Publicidade Ltda., Sao Paulo
BT Nominees (Singapore) Pte. Ltd., Singapur
3160343 Canada Inc., Toronto
3613950 Canada, Inc., Toronto
CARMAT Beteiligungsgesellschaft mbH, Frankfurt
Castle Guard Ltd., Gibraltar
Castle Isle Navigation Ltd., Limassol
CETO Beteiligungs Aktiengesellschaft, Frankfurt
Channel Nominees Limited, London
China Recovery Fund LLC, Wilmington
-Cinda — DB NPL Securitization Trust 2003-1, Wilmington
CITAN Beteiligungsgesellschaft mbH, Frankfurt
-Capri GmbH & Co. KG, Frankfurt
-Capri Zweite GmbH & Co. KG, Frankfurt
-ELBI Funding GmbH, Frankfurt
-Elmo Funding GmbH, Eschborn
-Elmo Leasing Achte GmbH, Eschborn
-Elmo Leasing Achtzehnte GmbH, Eschborn
-Elmo Leasing Dreizehnte GmbH, Eschborn
-Elmo Leasing Dritte GmbH, Eschborn
-Elmo Leasing Einundzwanzigste GmbH, Eschborn
-Elmo Leasing Elfte GmbH, Eschborn
-Elmo Leasing Fuenfte GmbH, Eschborn
-Elmo Leasing Fuenfzehnte GmbH, Eschborn
-Elmo Leasing Neunte GmbH, Eschborn
-Elmo Leasing Neunzehnte GmbH, Eschborn
-Elmo Leasing Sechste GmbH, Eschborn
-Elmo Leasing Sechzehnte GmbH, Eschborn
-Elmo Leasing Siebte GmbH, Eschborn
-Elmo Leasing Siebzehnte GmbH, Eschborn
-Elmo Leasing Vierte GmbH, Eschborn
-Elmo Leasing Vierzehnte GmbH, Eschborn
-Elmo Leasing Zehnte GmbH, Eschborn
-Elmo Leasing Zwanzigste GmbH, Eschborn
-Elmo Leasing Zweiundzwanzigste GmbH, Eschborn
-Elmo Leasing Zwoelfte GmbH, Eschborn
-Kitzingen GmbH & Co. KG, Frankfurt
Cousto Investments L.P., Wilmington
Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt
DAHOC Beteiligungsgesellschaft mbH, Frankfurt
-Billboard Partners L.P., Georgetown
-Comparar Holdings Ltd., Georgetown
-DAHOC (UK) Limited, London
-DB Capital Partners (Asia), L.P., Georgetown
-DB Capital Partners Asia GP, Limited, Georgetown
-DBCP Lux Newco S.à.r.l., Luxemburg
-Outdoor Partners Ltd., Georgetown
-Teledig Holdings Ltd., Georgetown
Daland GmbH, Eschborn

DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur
DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
DB (Tip Top) Limited Partnership, Toronto
DB Arbitrage Limited, London
DB Asia Pacific Holdings Limited, Georgetown
DB Asset Leasing Limited, London
DB Capital Markets (Deutschland) GmbH, Frankfurt
DB Capital Partners (Europe) 2000 Founder Partner — A LP, Wilmington
DB Capital Partners (Europe) 2000 Founder Partner — B LP, Wilmington
DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
DB Capital Partners General Partner Limited, London
DB Consult Gesellschaft mbH, Frankfurt
DB Enfield Infrastructure Holdings Limited, St. Helier
DB Enfield Infrastructure Investments Limited, St. Helier
DB Equity Limited, London
DB Export-Leasing GmbH, Frankfurt
-ARES GmbH & Co. KG, Frankfurt
-Ares Verwaltungsgesellschaft mbH, Frankfurt
-CALLISTA GmbH & Co. KG, Frankfurt
-Callista Verwaltungsgesellschaft mbH, Frankfurt
-DB Leasing Services GmbH, Frankfurt
-DEE Deutsche Erneuerbare Energien GmbH, Düsseldorf
-DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH, Düsseldorf
-DIONE GmbH & Co. KG, Frankfurt
-Dione Verwaltungsgesellschaft mbH, Frankfurt
-LOKKI GmbH & Co. KG, Frankfurt
-Lokki Verwaltungsgesellschaft mbH, Frankfurt
-Motion Picture Productions One GmbH & Co. KG, Frankfurt
-MPP Beteiligungsgesellschaft mbH, Frankfurt
-RANDA GmbH & Co. KG, Frankfurt
-RANDA Verwaltungsgesellschaft mbH, Frankfurt
-RHEA GmbH & Co. KG, Frankfurt
-Rhea Verwaltungsgesellschaft mbH, Frankfurt
-SILVA Vermietungsgesellschaft mbH & Co. Projekt 1 KG, Frankfurt
-TITON GmbH & Co. KG, Frankfurt
-Titon Verwaltungsgesellschaft mbH, Frankfurt
DB Finance (Luxembourg) S.A., Luxemburg
DB Finance International GmbH, Eschborn
-Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
-Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual Transaction Services B.V., Amsterdam
-Coral (Cayman) Limited, Georgetown
-DB Anton Limited, St. Helier
-DB Cross Limited, St. Helier
-DB Hedge Limited, Georgetown
-DB Kamchatka Limited, Georgetown
-DB Silver S.à.r.l., Luxemburg
-Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
-Deutsche Investments (Holland) B.V., Amsterdam
-ELDO ACHTE Vermögensverwaltungs GmbH, Eschborn
-Evergreen International Holdings B.V., Amsterdam
-Evergreen International Investments B.V., Amsterdam
-Evergreen International Leasing B.V., Amsterdam
-Evergreen Overseas Investments B.V., Amsterdam
-Guo Mao International Hotels BV, Amsterdam
-Indigo (Cayman) Holding Limited, Georgetown
DB Financial Services Holding GmbH, Frankfurt
DB Fund (Mauritius) Limited, Port Louis
DB Immobilienfonds Delta Dr. Rühl KG, Eschborn
DB Industrial Holdings GmbH, Frankfurt (Teilkonzern/Sub-group)
-DB Industrial Holdings Beteiligungs GmbH & Co. KG, Frankfurt
-DB Industrial Holdings GmbH & Co. Neunte Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Sechste Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Vierzehnte Beteiligungs KG i.L., Frankfurt
-DB Industrial Holdings GmbH & Co. Zehnte Beteiligungs KG i.L., Frankfurt
-Deutsche CreFi Industrial Holdings GmbH, Frankfurt
-Emathion GmbH, Frankfurt
-Ethemea GmbH, Frankfurt
-TOKOS GmbH, Frankfurt
DB International (Asia) Limited, Singapur
DB International Investments Limited, London
DB Investments (GB) Limited, London
DB Jasmine (Cayman) Limited, Georgetown
DB Jasmine Holdings Limited, London
DB Kredit Service GmbH, Berlin
DB Management Support GmbH, Frankfurt
DB New Ventures AG, Frankfurt
-DB Broker GmbH, Frankfurt
-DB Print GmbH, Frankfurt
-NERGE Beteiligungsgesellschaft mbH, Frankfurt
-NILA Beteiligungsgesellschaft mbH, Frankfurt
-NOKA Beteiligungsgesellschaft mbH, Frankfurt
-registrar services GmbH, Eschborn
DB Nominees (Singapore) Pte. Ltd., Singapur
DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn

DB Overseas Holdings Limited, London
DB Paris Investissements S.N.C., Paris
DB Platinum Advisors, Luxemburg
DB Platinum III, Luxemburg
DB Property Advisors (Korea) L.L.C., Seoul
DB Re S.A., Luxemburg
DB Real Estate Management GmbH, Eschborn
-ARBI Beteiligungsgesellschaft mbH, Eschborn
-AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt
-BC 140 Ingatlanbefektetesi Korlátolt Felelösségü Társaság, Budapest
-DB Grundbesitz-Entwicklungs GmbH, Eschborn
-DB Immobilienfonds Lyra Dr. Juncker KG, Eschborn
-DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
-DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
-DB Immobilienfonds Sigma Wieland KG, Bad Homburg
-DB Immobilienfonds Wohnanlage Mainz-Kästrich GmbH & Co. KG, Eschborn
-DB Real Estate Canadainvest 1 Inc., Toronto
-DB Real Estate Investment GmbH, Eschborn
-DB Real Estate New Jersey I, Inc., West Trenton
-DB Real Estate Spezial Invest GmbH, Eschborn
-DB Real Estate Spezial Invest Portugal — Sociedade Imobiliaria Unipessoal, Lda., Lissabon
-DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
-DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Bank Realty Advisors, Inc., New York
-Deutsche Gesellschaft für Immobilienanlagen “America” mbH i.L., Bad Homburg
-Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Grundbesitz Beteiligungsgesellschaft mbH & Co. Messehalle KG, Eschborn
-Deutsche Grundbesitz Tauernallee GmbH & Co. KG, Eschborn
-Deutsche Grundbesitz-Anlagegesellschaft Dr. Rühl & Co. — Anlagefonds 5 Hof/Salzgitter — KG, Köln
-Deutsche Grundbesitz-Anlagegesellschaft Dr. Rühl & Co. — Anlagefonds 8 Bahnhofs-Center Gelsenkirchen-KG, Hamburg
-Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung, Eschborn
-Deutsche Wohnen AG, Frankfurt
-DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG, Eschborn
-DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
-DIH Lambda Beteiligungsgesellschaft mbH, Frankfurt
-Dritte DB Grundbesitz-Entwicklungs GmbH & Co. Bürozentrum Lichtenberg KG, Eschborn
-Dritte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Erste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-FLÖRLA Beteiligungsgesellschaft mbH, Eschborn
-Fünfte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-gi-Verwaltungsgesellschaft mbH, Eschborn
-IB Associate, LLC, New York
-IC Associate, LLC, New York
-IC Chicago Associates LLC, Wilmington
-IMM Associate, LLC, New York
-Investitionsgesellschaft Quartier an der Museumsinsel mbH & Co. KG, Berlin
-JADE Residential Property AG, Eschborn
-JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
-Johann Wieland Ankogelweg Fonds KG, Eschborn
-Johann Wieland Faulhornweg Fonds KG, Eschborn
-Johann Wieland Tauernallee Fonds KG, Eschborn
-Main-Taunus Wohnen GmbH & Co. KG, Eschborn
-Metropol 2 Berlin KG, Eschborn
-Metropol 2 London KG, Eschborn
-Metropol 2 Paris KG, Eschborn
-Metropol 2 Prag KG, Eschborn
-Metropol 2 Stockholm KG, Eschborn
-MT Wohnen GmbH, Frankfurt
-ONW Chicago LLC, Wilmington
-PT. Deutsche Real Estate Indonesia, Jakarta
-Rhein-Main Wohnen GmbH, Frankfurt
-Rhein-Mosel Wohnen GmbH, Mainz
-Rhein-Pfalz Wohnen GmbH, Mainz
-RMW Projekt GmbH, Frankfurt
-Sechste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Verwaltung Investitionsgesellschaft Quartier an der Museumsinsel mbH, Berlin
-Verwaltung TASCON Zwölfte Beteiligungsgesellschaft mbH, Frankfurt
-Vierte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-5000 Yonge Street Toronto Inc., Toronto
-Zweite DB Grundbesitz-Entwicklungsgesellschaft mbH & Co. Friedrichshain KG, Bad Homburg
-Zweite DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
DB Rock GmbH, Amberg
DB Rock Limited, Gibraltar
DB Scott L.P., Wilmington
DB Sedanka Limited, Georgetown
DB Service Uruguay S.A., Montevideo
DB Stone GmbH, Amberg
DB Trips Investments Limited, Georgetown
DB Tweed Limited, Georgetown
DB U.K. Nominees Limited, London
DB UK Holdings Limited, London
-Arche Investments Limited, London
-Arena Leasing Limited Partnership, London

-Autumn Leasing Limited, London
-Bell Leasing Limited, Georgetown
-Blue Stripe Strategies (No.1) Limited, London
-Bradsel Limited (in member’s voluntary liquidation), London
-Bratton Limited, St. Helier
-BT Money Markets Fund No. 1 Limited, London
-City Leasing (Avonside) Limited, London
-City Leasing (Clydeside) Limited, London
-City Leasing (Donside) Limited, London
-City Leasing (Fleetside) Limited, London
-City Leasing (Medwayside) Limited, London
-City Leasing (Plymside) Limited, London
-City Leasing (Severnside) Limited, London
-City Leasing (Teesside) Limited, London
-City Leasing (Thameside) Limited, London
-City Leasing (Wearside) Limited, London
-City Leasing and Partners, London
-City Leasing and Partners Limited, London
-City Leasing Limited, London
-City Transport Leasing, London
-Custom Leasing Limited, London
-DB Aotearoa Finance Limited, Georgetown
-DB Aotearoa Investments Limited, Georgetown
-DB Astwood Investments Limited, Georgetown
-DB Chestnut Holdings Limited, Georgetown
-DB Crest Limited, St. Helier
-DB Fog Investments Limited, Georgetown
-DB Henlow Investments Limited, Georgetown
-DB Hok Investments Limited, Georgetown
-DB Jasmine No. 2 (Cayman) Limited, Georgetown
-DB Marcassin (Cayman) Holdings Limited, Georgetown
-DB Marcassin (Cayman) No. 1 Limited, Georgetown
-DB Marcassin (Cayman) No. 2 Limited, Georgetown
-DB Pyrus (Cayman) Limited, Georgetown
-DB Road (UK) Limited, London
-DB Sangha (Cayman) Limited, Georgetown
-DB Saturn Investments Limited, London
-DB Sirius (Cayman) Limited, Georgetown
-DB Sterling Finance Limited, Georgetown
-DB Sylvester Funding Limited, Georgetown
-DB Tap Investments Limited, Georgetown
-DB UK (Saturn) Limited, London
-DB UK Australia Finance Limited, Georgetown
-DB UK Australia Holdings Limited, London
-DB Valiant (Cayman) Limited, Georgetown
-DB Valiant B.V., London
-DB Vanquish (UK) Limited, London
-DB Vantage (UK) Limited, London
-DB Vantage No. 2 (UK) Limited, London
-DB Willow (UK) Limited, London
-DB Wilstead Investments Limited, Georgetown
-DBUKH Finance Limited, London
-December Leasing Limited, London
-Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland
-Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
-Deutsche (Scotland) Limited, Edinburgh
-Deutsche (Services) Australia Limited (in member’s voluntary liquidation), London
-Deutsche Capital Finance (2000) Limited, Georgetown
-Deutsche Finance No. 2 (UK) Limited, London
-Deutsche Finance No. 3 (UK) Limited, London
-Deutsche Finance No. 4 (UK) Limited, London
-Deutsche Finance No. 6 (UK) Limited, London
-Deutsche Strategic Funding Limited, London
-HAH Limited, London
-Infrastructure Holding (A) L.P., St. Helier
-Infrastructure Holding (A) Limited, St. Helier
-International Operator Limited, London
-Kaleb Limited, Georgetown
-Lammermuir Leasing Limited, London
-Lapstone Limited, St. Helier
-Laser Leasing Limited, Georgetown
-Latsel Limited (in member’s voluntary liquidation), London
-Leasing 3 Limited (in member’s voluntary liquidation), London
-London Industrial Leasing Limited, London
-Manufacturers Leasing Limited, London
-Moon Leasing Limited, London
-Morgan Grenfell & Co. Limited, London
-Mousecrest Limited, London
-Nineco Leasing Limited, London
-Pertwee Leasing Limited Partnership, London
-Phoebus Leasing Limited, Georgetown
-Poly Limited, Georgetown
-Prima Operator Limited, London
-Pyramid Acquisitions B.V., Amsterdam

-Quattro Lease Management Limited, London
-Ranfurly Investments Limited, London
-REIB Europe Investments Limited, London
-REIB Europe Operator Limited, London
-REIB International Holdings Limited, London
-RREEF Infrastructure Limited, London
-RREEF Infrastructure Management Limited, St. Helier
-Ruamthunpaibul Company Limited, Bangkok
-Santorini Managers Limited, Edinburgh
-Sixco Leasing Limited, London
-Stores Funding Limited, Georgetown
-Stores International Limited, Georgetown
-Suppli Investments (Cayman) No 1 Limited, Georgetown
-Suppli Investments (Cayman) No 2 Limited, Georgetown
-Suppli Investments (Netherlands) No. 1 NV, London
-Sylvester (2001) Limited, Georgetown
-Tokyo Commercial 92, Inc., Tokio
-Triplereason Limited, London
-Trondheim Leasing Limited, London
-Trout Pond Partnership LP, London
-Trumpveda Limited (in member’s voluntary liquidation), London
-Villetri Investments Limited, St. Helier
-WMH (No 1) Limited, London
-WMH (No 10) Limited, London
-WMH (No 15) Limited, London
-WMH (No 16) Limited, London
-WMH (No 17) Limited, London
-WMH (No 4) Limited, London
-WMH (No 5) Limited, London
-WMH (No 7) Limited, London
DB Valence S.à r.l., Luxemburg
DB Valoren S.à r.l., Luxemburg
DB Value GmbH, Sössen-Gostau (Teilkonzern/Sub-group)
-DB Enterprise GmbH, Sössen-Gostau
-DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sössen-Gostau
-DB Equity S.à r.l., Luxemburg
DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
DB Venture Partners (Europe) 2000 LP, St. Helier
DB Venture Partners (Europe) 2001 Founder Partner LP, London
DB Venture Partners (Europe) 2001 LP, St. Helier
DB Venture Partners General Partner Limited, London
DB Vita S.A., Luxemburg
DBC Continuance Inc., Toronto
DBG Vermögensverwaltungsgesellschaft mbH, Frankfurt
DBIGB Finance (No. 1) Limited, St. Helier
DBIGB Finance (No. 2) Limited, London
DBVP Europe (Luxembourg) S.à.r.l., Luxemburg
DBVP Europe GP (Jersey) Limited, St. Helier
DEBEKO Immobilien GmbH & Co Grundbesitz Berlin OHG, Eschborn
DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
DeKon Service GmbH, Eschborn
DEUBA Verwaltungsgesellschaft mbH, Frankfurt
DEUFRAN Beteiligungs GmbH, Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
Deutsche Asia Pacific Holdings Pte Ltd, Singapur
-Acanfeld Limited, Bangkok
-Blue Box (SPV-AMC), Inc., Makati Stadt
-Cathay Advisory (Beijing) Company Ltd, Peking
-Cathay Asset Management Company Limited, Port Louis
-DB Forex Corporation, Makati Stadt
-DB Nominees (Hong Kong) Limited, Hongkong
-DB Operations International Pvt Ltd, Mumbai
-DB Property Advisors (Taiwan) Co., Ltd., Taipeh
-DB Trust Company Limited Japan, Tokio
-DB Trustees (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (Asia) Limited, Singapur
-Deutsche Asset Management (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (India) Private Limited, Mumbai
-Deutsche Asset Management (Japan) Limited, Tokio
-Deutsche Bank Real Estate (Japan) Limited, Tokio
-Deutsche Capital Hong Kong Limited, Hongkong
-Deutsche Equities India Private Limited, Mumbai
-Deutsche Financial Consulting Taiwan Limited, Taipeh
-Deutsche Futures Hong Kong Limited, Hongkong
-Deutsche Futures Singapore Pte Ltd, Singapur
-Deutsche India Holdings Private Limited, Mumbai
-Deutsche Investments India Private Limited, Mumbai
-Deutsche Knowledge Services Pte. Ltd., Singapur
-Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
-Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
-Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong
-Deutsche Network Services Private Limited, Mumbai
-Deutsche Securities (India) Private Limited, Neu Delhi
-Deutsche Securities Asia Limited, Hongkong

-Deutsche Securities Mauritius Limited, Port Louis
-Deutsche Securities Nominees Hong Kong Limited, Hongkong
-Deutsche Trustee Services (India) Private Limited, Mumbai
-DTB Limited, Tokio
-Kidson Pte Ltd, Singapur
-Marine Investments YK, Tokio
-MG Limited (in member’s voluntary liquidation), Singapur
-PT. Deutsche Securities Indonesia, Jakarta
-Sahathunpaibul Company Limited, Bangkok
Deutsche Asset Management International GmbH, Frankfurt
Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH, Frankfurt
Deutsche Asset Management Italy S.p.A., Mailand
-Deutsche Asset Management SIM SpA, Mailand
-DWS Alternative Investments SGR S.p.A., Mailand
-DWS Investments Italy SGR S.p.A., Mailand
-DWS Vita S.p.A., Mailand
-Finanza & Futuro Banca SpA, Mailand
Deutsche Australia Limited, Sydney (Teilkonzern/Sub-group)
-Amene Pty Limited, Sydney
-Axiom Invest No. 1 Pty Ltd, Sydney
-Bain Trust, Sydney
-Bain Unit Trust, Sydney
-Baincor Nominees Pty. Limited, Sydney
-Bainpro Nominees Pty. Limited, Sydney
-Bainsec Nominees Pty. Limited, Sydney
-Belzen Pty Limited, Sydney
-BNA Nominees Pty. Limited, Sydney
-BTD Nominees Pty. Limited, Sydney
-Buxtal Pty Limited, Sydney
-DB Real Estate Australia Limited, Sydney
-DB Structured Transaction VH-OJL Pty Limited, Sydney
-DBPB Pty Ltd, Sydney
-DCAM Pty Limited, Sydney
-Depic Pty. Limited, Sydney
-Deutsche Asset Management (Australia) Limited, Sydney
-Deutsche Capital Holdings Pty Limited, Sydney
-Deutsche Capital Issuance Australia Pty Limited, Sydney
-Deutsche Capital Markets Australia Limited, Sydney
-Deutsche Finance Co 1 Pty Limited, Sydney
-Deutsche Finance Co 2 Pty Limited, Sydney
-Deutsche Finance Co 3 Pty Limited, Sydney
-Deutsche Finance Co 4 Pty Limited, Sydney
-Deutsche Financial Intermediaries Australia Pty. Limited, Sydney
-Deutsche Futures Australia Limited, Sydney
-Deutsche Global Gold Fund Limited, Sydney
-Deutsche Group Services Pty. Limited, Sydney
-Deutsche Holdings Australia Limited, Sydney
-Deutsche Hume Investments Pty Limited, Sydney
-Deutsche Investments Australia Limited, Sydney
-Deutsche Investments Pty Limited, Sydney
-Deutsche Managed Investment Limited, Sydney
-Deutsche Management New Zealand Limited, Sydney
-Deutsche Nominees Australia Pty Limited, Sydney
-Deutsche Note Issuance Holdings Limited, Auckland
-Deutsche Note Issuance Holdings No. 2 Limited, Auckland
-Deutsche PM Nominees Pty Limited, Sydney
-Deutsche Retail Infrastructure Trust, Sydney
-Deutsche Securities Australia Limited, Sydney
-Deutsche Securitisation Australia Pty Ltd, Sydney
-Deutsche Structured Finance Australia Limited, Sydney
-Deutsche Xenon Alpha Plus2 Limited, Sydney
-Deutsche Xenon Limited, Sydney
-DNU Nominees Pty Limited, Sydney
-DTS Nominees Pty. Limited, Sydney
-Fariola Pty. Limited, Sydney
-First Australian Property Group Holdings Pty Ltd, Sydney
-FRM & Co. Nominees Pty Ltd, Sydney
-IYS Instalment Receipt Limited, Sydney
-Memax Pty Limited, Sydney
-Nortfol Pty Limited, Sydney
-OPS Nominees Pty. Limited, Sydney
-Paladin Australia Services Pty Limited, Sydney
-Pan Australian Nominees Pty. Limited, Sydney
-PLTS Pty Ltd, Sydney
-RBM Nominees Pty. Limited, Sydney
-RGE Pty Ltd, Sydney
-RTS Nominees Pty. Limited, Sydney
-Zenwix Pty Limited, Sydney
Deutsche Australia Offshore Holdings Limited (in member’s voluntary liquidation), St. Helier
DEUTSCHE BANK (CHILE) S.A., Santiago
Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
Deutsche Bank (Portugal), S.A., Lissabon
-Navegator — SGFTC, S.A., Lissabon
-Tagus — Sociedade de Titularização de Creditos, S.A., Lissabon

Deutsche Bank (Suisse) S.A., Genf
-Rued, Blass & Cie AG Bankgeschaeft, Zürich
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa, Montevideo
Deutsche Bank Americas Finance LLC, New York
Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
Deutsche Bank Capital Finance LLC I, Wilmington
Deutsche Bank Capital Finance Trust I, Wilmington
Deutsche Bank Capital Funding LLC I, Wilmington
Deutsche Bank Capital Funding LLC IV, Wilmington
Deutsche Bank Capital Funding LLC V, Wilmington
Deutsche Bank Capital Funding LLC VI, Wilmington
Deutsche Bank Capital Funding Trust I, Newark
Deutsche Bank Capital Funding Trust IV, Wilmington
Deutsche Bank Capital Funding Trust V, Wilmington
Deutsche Bank Capital Funding Trust VI, Wilmington
Deutsche Bank Capital LLC I, Wilmington
Deutsche Bank Capital LLC II, Wilmington
Deutsche Bank Capital LLC III, Wilmington
Deutsche Bank Capital LLC IV, Wilmington
Deutsche Bank Capital LLC V, Wilmington
Deutsche Bank Capital Markets S.p.A., Mailand
Deutsche Bank Capital Trust I, Newark
Deutsche Bank Capital Trust II, Newark
Deutsche Bank Capital Trust III, Newark
Deutsche Bank Capital Trust IV, Newark
Deutsche Bank Capital Trust V, Wilmington
Deutsche Bank Finance N.V., Willemstad
Deutsche Bank Financial Inc., Dover
Deutsche Bank Financial LLC, New York
Deutsche Bank Luxembourg S.A., Luxemburg
Deutsche Bank Polska Spólka Akcyjna, Warschau
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft, Frankfurt
-DB Securities S.A., Warschau
-Deutsche Bank PBC Spólka Akcyjna, Warschau
-Kapital-Beteiligungs- und Verwaltungsgesellschaft Norden mbH i.L., Lübeck
-KEBA Gesellschaft für interne Services mbH, Frankfurt
-Saarländische Immobilien Gesellschaft mit beschränkter Haftung, Saarbrücken
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG, Düsseldorf
-Servicegesellschaft der Deutschen Bank Privat- und Geschäftskunden mbH, Bonn
-TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg KG, Schönefeld
-Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG, Düsseldorf
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen KG, Düsseldorf
-Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden, Frankfurt
-Wohnungsbaugesellschaft Lubeca GmbH i.L., Lübeck
Deutsche Bank Részvénytarsasag, Budapest
Deutsche Bank S.A., Buenos Aires
Deutsche Bank S.A. — Banco Alemão, Sao Paulo (Teilkonzern/Sub-group)
-Deutsche Bank Corretora de Valores S.A., Sao Paulo
-Imobal — Imobiliária e Administradora Ltda., Sao Paulo
Deutsche Bank S.A. / N.V., Brüssel
Deutsche Bank Securities Limited, Toronto
Deutsche Bank Società di Intermediazione Mobiliare S.p.A., Mailand
Deutsche Bank Società per Azioni, Mailand
-DB Consortium, Mailand
-Deutsche Bank Fondimmobiliari SGR S.p.A., Mailand
-Deutsche Bank Mutui S.p.A., Mailand
-Fiduciaria Sant’ Andrea S.r.L., Mailand
-Help Phone S.r.l., San Giovanni al Natisone (Udine)
-KEY CLIENT Cards & Solutions — Società per Azioni, Mailand
-New Prestitempo S.p.A., Mailand
Deutsche Bank, Sociedad Anónima Española, Barcelona
-DB Cartera de Inmuebles 1, S.A., Barcelona
-DB Cartera de Inmuebles 2, S.L., Barcelona
-DB Inmuebles y Proyectos, S.A., Barcelona
-DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
-Deutsche Asset Management Sociedad Gestora de Carteras, S.A., Madrid
-Deutsche Bank Broker, Correduría de Seguros, S.A., Barcelona
-Deutsche Bank Credit, S.A., Madrid
-Deutsche Securities, Sociedad de Valores y Bolsa, S.A., Madrid
-DWS Investments (Spain), S.G.I.I.C., S.A., Madrid
-Moneyshelf, S.A., Barcelona
Deutsche Capital Singapore Limited, Singapur
Deutsche Clubholding GmbH, Frankfurt
Deutsche Custody N.V., Amsterdam
Deutsche de Bary N.V., Amsterdam
Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam
Deutsche Family Office GmbH, Frankfurt
Deutsche Friedland Etoile SAS, Paris
Deutsche Friedland SAS, Paris
Deutsche Funding Luxembourg S.A.R.L., Luxemburg
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung, Düsseldorf
-DIPLOMA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
-Grundstücksvermietungsgesellschaft Wilhelmstr. mbH, Düsseldorf

Deutsche Global Markets Limited, Tel Aviv
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co. Löwenstein Palais OHG, Eschborn
Deutsche Haussmann S.a.r.l., Luxemburg
Deutsche Holdings Limited, London
-Bankers Trust International PLC, London
-BT Effecten GmbH i.L., Frankfurt
-BT Financial Trading, London
-BT Trustee Company (Ireland) Limited, Dublin
-City Leasing (International) Limited, Georgetown
-CTBNPL Limited, London
-Dar Al Istithmar Limited, London
-DB Absolute Returns Strategies Limited, London
-DB Bluebird Limited, St. Helier
-DB Group Services (UK) Limited, London
-DB Real Estate Opportunities Group Advisors (UK) Limited, London
-DB Trustee Services Limited, London
-DB UK Bank Limited, London
-Deutsche Asset Management (Jersey) Limited, St. Helier
-Deutsche Asset Management Group Limited, London
-Deutsche Asset Management Holdings B.V., Amsterdam
-Deutsche Equity Funds Holdings Limited, London
-Deutsche Equity Funds Investments Limited, London
-Deutsche European Partners IV (No.9) Nominees Limited, London
-Deutsche European Partners IV (US Dollar Fund) Nominees Limited, London
-Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited, London
-Deutsche Holdings (BTI) Limited, London
-Deutsche Investment Trust Management Co., Ltd., Seoul
-Deutsche Nominees Limited, London
-Deutsche Properties Limited, London
-Deutsche Trustee Company Limited, London
-DWS Investment Trust Managers Limited, London
-Elizabethan Holdings Limited, Georgetown
-Elizabethan Management Limited, Georgetown
-IVAF I Manager, S.a.r.l., Luxemburg
-Kuwsel Limited, London
-Morgan Grenfell (Housing Finance) Limited, London
-Morgan Grenfell (Local Authority Finance) Limited, London
-Morgan Grenfell (Local Authority Services) Limited, London
-Morgan Grenfell Capital (G.P.) Limited, Edinburgh
-Morgan Grenfell Capital Trustee Limited, London
-Morgan Grenfell Development Capital Holdings Limited, London
-Morgan Grenfell Development Capital Nominees Limited, London
-Morgan Grenfell Development Capital Syndications Limited, London
-Morgan Grenfell Private Equity Limited, London
-Morgan Grenfell Private Equity S.p.A., Mailand
-RREEF Global Advisers Limited, London
-RREEF Global Opportunities Investor LP, London
-RREEF Limited, London
-Thankgate Limited, London
-ZAO Kapitalneft (in member’s voluntary liquidation), Moskau
Deutsche Immobilien Leasing GmbH, Düsseldorf
-Deutsche Immobilien Consulting GmbH, Düsseldorf
-DIL CONTRACT Projektmanagement GmbH, Düsseldorf
-DIL Deutsche Baumanagement GmbH, Düsseldorf
-DIL Europa Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH & Co. Kommanditgesellschaft, Düsseldorf
-DIL Fonds-Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Limes-Haus Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Versicherungs-Vermittlungs GmbH, Düsseldorf
-DISCA Beteiligungsgesellschaft mbH, Düsseldorf
-DKI Deutsche Kommunalinvest GmbH, Düsseldorf
-Leasing Verwaltungsgesellschaft Waltersdorf mbH, Schönefeld
-PADUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-QUOTAS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mobilien Treuen KG, Schönefeld
-SAGITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAPIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstrasse KG, Düsseldorf
-SEDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG, Düsseldorf
-SIFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SOLIDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SOLION Beteiligungsgesellschaft mbH, Düsseldorf
-SPINO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STABLON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Düsseldorf
-STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Düsseldorf
-TAKIR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TARES Beteiligungsgesellschaft mbH, Düsseldorf
-TEBA Beteiligungsgesellschaft mbH, Schönefeld
-TELO Beteiligungsgesellschaft mbH, Schönefeld
-TERGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

-TERRUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG, Düsseldorf
-TOSSA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TRIPLA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TURIT Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Deutsche International Holdings (UK) Limited, London
-Abbotsville Holdings Limited, Dublin
-DBMG Treuhand AG, Vaduz
-DBMG Trust Company Limited, St. Helier
-Deutsche Bank (Cayman) Limited, Georgetown
-Deutsche Bank (Mauritius) Limited, Port Louis
-Deutsche Bank International Limited, St. Helier
-Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown
-Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier
-Deutsche Bank International Trust Co. Limited, St. Peter Port
-Deutsche Bank Investments (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Jersey) Limited, St. Helier
-Deutsche Bank Services (Jersey) Limited, St. Helier
-Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port
-Deutsche Debt Investment (Mauritius) Limited, Port Louis
-Deutsche Equities (Mauritius) Limited, Port Louis
-Deutsche Fiduciary Services (Suisse) SA, Genf
-Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt
-Deutsche International Corporate Services (Ireland) Limited, Dublin
-Deutsche International Corporate Services Limited, St. Helier
-Deutsche International Custodial Services Limited, St. Helier
-Deutsche International Finance (Ireland) Limited, Dublin
-Deutsche International Financial Services (Ireland) Limited, Dublin
-Deutsche International Holdings B.V., Amsterdam
-Deutsche International Trust Company (Curaçao) N.V., Willemstad
-Deutsche International Trust Company N.V., Amsterdam
-Deutsche International Trust Corporation (C.I.) Limited, St. Helier
-Deutsche International Trust Corporation (Mauritius) Limited, Port Louis
-Deutsche International Trustee Services (C.I.) Limited, St. Helier
-Deutsche Morgan Grenfell Development Capital Italy S.A., Luxemburg
-Deutsche Morgan Grenfell Development Capital Luxembourg S.A., Luxemburg
-Deutsche Morgan Grenfell Portfolio Managers (Pty) Limited, Johannesburg
-Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
-Deutsche Securities (Proprietary) Limited, Johannesburg
-Deutsche Securities (SA) (Proprietary) Limited, Johannesburg
-Deutsche Transnational Trustee Corporation Inc, Charlottetown
-Executive Management International Services (C.I.) Limited, St. Peter Port
-Herengracht Financial Services B.V., Amsterdam
-Ironshore Management Limited, Georgetown
-JR Nominees (Proprietary) Limited, Johannesburg
-Morgan Grenfell California Corporation, Kentfield
-Pitt Street Nominees Limited, St. Helier
-Regula Limited, Road Town
-Rimvalley Ltd, Dublin
-St. Paul’s Gate Property Limited, St. Helier
-Trevona Limited, Road Town
-X-Markets Investment Holdings (Proprietary) Limited, Johannesburg
Deutsche Inversiones Dos S.A., Santiago
Deutsche Investments (Netherlands) N.V., Amsterdam
Deutsche Investments (Schweiz) AG, Zürich
Deutsche Morgan Grenfell Group plc, London
Deutsche New Zealand Limited, Auckland (Teilkonzern/Sub-group)
-DBNZ Overseas Investments (No.1) Limited, Georgetown
-Deutsche (MMKTRPS) Holdings New Zealand Limited, Auckland
-Deutsche (MMKTRPS) Issuance New Zealand Limited, Auckland
-Deutsche (New Munster) Holdings New Zealand Limited, Auckland
-Deutsche Bilateral Obligation New Zealand Limited, Georgetown
-Deutsche Capital Financing (Singapore) Pte. Ltd, Singapur
-Deutsche Capital Markets New Zealand (No.1) Limited, Auckland
-Deutsche Domus New Zealand (No.2) Limited, Auckland
-Deutsche Domus New Zealand Limited, Auckland
-Deutsche Finance New Zealand Limited, Auckland
-Deutsche Financial Corporation New Zealand Limited, Auckland
-Deutsche Foras New Zealand (No.2) Limited, Auckland
-Deutsche Foras New Zealand Limited, Auckland
-Deutsche Foreign Holdings New Zealand Unit Trust, Auckland
-Deutsche Funding New Zealand (No. 2) Limited, Auckland
-Deutsche Funding New Zealand Limited, Auckland
-Deutsche Global Issuance New Zealand Limited, Auckland
-Deutsche International Investments New Zealand Limited, Auckland
-Deutsche International Issuance New Zealand Limited, Auckland
-Deutsche International Oceanic Limited, Georgetown
-Deutsche Offshore Finance Investments (Pacific) Limited, Georgetown
-Deutsche Overseas Issuance New Zealand Limited, Auckland
-Deutsche Securities New Zealand Limited, Auckland
-Deutsche Services New Zealand Limited, Auckland
-Deutsche Worldwide Issuance New Zealand Limited, Auckland
-Kingfisher Nominees Limited, Auckland

-LWC Nominees Limited, Auckland
Deutsche Representaciones y Mandatos S.A., Buenos Aires
Deutsche Securities (Peru) S.A., Lima
Deutsche Securities Colombia S.A., Bogota
Deutsche Securities Israel Ltd., Tel Aviv
Deutsche Securities Korea Co., Seoul
Deutsche Securities Limited, Hongkong
-Deutsche Securities Inc., Tokio
Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
Deutsche Securities Venezuela S.A., Caracas
Deutsche StiftungsTrust GmbH, Frankfurt
Deutsche Transaction France S.A., Paris
Deutsches Institut für Altersvorsorge GmbH, Frankfurt
Ditka LLC, Wilmington
DIV Holding GmbH, Frankfurt
Dondert GmbH, Eschborn
Drolla Funding GmbH & Co. KG, Eschborn
Drolla GmbH, Eschborn
DRT Limited International SRL, Bukarest
DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG, München
DWS Holding & Service GmbH, Frankfurt
-degab Gesellschaft für Anlageberatung mbH, Frankfurt
-Deutsche Asset Management Schweiz, Zürich
-Deutsche Vermögensbildungsgesellschaft mit beschränkter Haftung, Frankfurt
-DWS (Austria) Investmentgesellschaft mbH, Wien
-DWS Finanz-Service GmbH, Frankfurt
-DWS Investissements Services S.A.S., Paris
-DWS Investment GmbH, Frankfurt
-DWS Investments, Paris
-DWS Investments Schweiz, Zürich
-DWS Polska TFI S.A., Warschau
-OOO “DWS Investment”, Moskau
-Treuinvest Service GmbH, Frankfurt
DWS Investment S.A., Luxemburg
Dynamic Funds (SICAV), Luxemburg
econos consulting GmbH i.L., Eschborn
EDORA Funding GmbH, Eschborn
Elba Finance GmbH, Eschborn
ELDO ERSTE Vermögensverwaltungs GmbH, Eschborn
Ellsel Limited, London
Erda Funding GmbH, Eschborn
European Asian Bank (Hong Kong) Nominees Limited, Hongkong
FASTIL Beteiligungsgesellschaft mbH, Frankfurt
FAUTEON Beteiligungsgesellschaft mbH, Frankfurt
FETUM Beteiligungs Aktiengesellschaft, Frankfurt
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung, Frankfurt
Funds Nominees Limited, London
Ganymed 373. V V GmbH, Frankfurt
GAT Golf am Tegernsee GmbH & Co. Grundstücks-Verwaltungs KG, Gmund am Tegernsee
Glengarry Investments S.A.R.L., Luxemburg
Global Diversified Investment Grade Private Trust, Toronto
Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH, Waakirchen
Gut Kaden Golf und Land Club GmbH, Alveslohe
Harbour Investments YK, Tokio
Hessische Immobilien-Verwaltungs-Gesellschaft mbH, Eschborn
Horka Ingatlankezelöés Befektetö Korlátolt Felelössegü Társaság, Budapest
Hudson Funding GmbH & Co. KG, Frankfurt
Hudson GmbH, Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
I Synfuels, LLC, Wilmington
IKB Lease Management Limited, London
IKB Leasing Limited Partnership, London
IRADO Funding S.a.r.l, Luxemburg
IRADO Holding Limited, Georgetown
Ironland Limited, London
Joliet Finance LLC, Wilmington
JPCB-Bero GmbH, Eschborn
KHP Knüppe, Huntebrinker & Co. GmbH, Osnabrück
Klöckner Industriebeteiligungsgesellschaft mbH, Frankfurt
Konsul GmbH, Essen
LaSalle Finance LLC, Wilmington
Latrobe Funding Limited, Georgetown
Latsel No. 2 Limited (in member’s voluntary liquidation), London
Latsel No. 3 Limited (in member’s voluntary liquidation), London
Licorne Gestion, Puteaux
Lily Finance (Proprietary) Limited, Kapstadt
Lismore Sarl, Luxemburg
M.E.V.I. Beteiligungs GmbH, Frankfurt
Marine Operator Limited, London
Matura Vermögensverwaltung mit beschränkter Haftung, Frankfurt
Maxblue Americas Holdings, S.A., Madrid
-MXB U.S.A., Inc., Wilmington
MEPO Beteiligungs Aktiengesellschaft, Frankfurt
Midsel Limited, London

MIWA Beteiligungsgesellschaft mbH, Frankfurt
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH, Frankfurt
Morgan Nominees Limited, London
NIESA Beteiligungs Aktiengesellschaft, Frankfurt
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung, Frankfurt
Novequity (Proprietary) Limited, Kapstadt
OOO “Deutsche Bank”, Moskau
Payton LLC, Wilmington
Pembol Nominees Limited, London
Peruda Leasing Limited, London
Primelux Insurance S.A., Luxemburg
Radio Movil Digital Americas, Inc., Wilmington
REIPA Beteiligungs Aktiengesellschaft, Frankfurt
ROPA Beteiligungsgesellschaft mbH, Frankfurt
RREEF Global Real Estate Funds Plc, Dublin
SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
Schiffsbetriebsgesellschaft Brunswik mbH, Hamburg
Schiffshypothekenbank zu Lübeck Aktiengesellschaft, Hamburg
SLB Funding GmbH, Eschborn
Stormont Investments LLP, London
Sturt No. 1 Limited (in member’s voluntary liquidation), London
Sturt No. 2 Limited (in member’s voluntary liquidation), London
Süddeutsche Bank Gesellschaft mit beschränkter Haftung, Frankfurt
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung, Frankfurt
Taunus Corporation, Wilmington (Teilkonzern/Sub-group)
-ABFS I Incorporated, Baltimore
-Abico Inc., Wilmington
-ABS Leasing Services Company, Chicago
-ABS MB Limited, Baltimore
-Accounting Solutions Holding Company, Inc., Wilmington
-Alex. Brown & Sons Finance Limited, Baltimore
-Alex. Brown Financial Corporation, Wilmington
-Alex. Brown Financial Services Incorporated, Baltimore
-Alex. Brown Investments Incorporated, Baltimore
-Alex. Brown Management Services, Inc., Baltimore
-Allsar Inc., Wilmington
-Altamira LLC, Wilmington
-AM-DB Nevada, Inc., Las Vegas
-Americas Trust Servicios de Consultoria, S.A., Madrid
-Annandale LLC, Wilmington
-Archimedes LLC, Wilmington
-Argent Incorporated, Baltimore
-Aryabhatta LLC, Wilmington
-Atlantic No. 1 Limited, London
-B.T.I. Investments, London
-Bankers Company Inc., Trenton
-Bankers International Corporation, New York
-Bankers International Corporation (Brasil) Ltda, Sao Paulo
-Bankers International Corporation 1996-1, Wilmington
-Bankers Trust Caribe Capital Markets, Inc., Hato Rey
-Bankers Trust Holdings (U.K.) Limited, London
-Bankers Trust International Finance (Jersey) Limited, St. Helier
-Bankers Trust Investments Limited, London
-Bankers Trust Nominees Limited, London
-Bankers Trust Securities (Pacific) Limited, Hongkong
-Barkly Investments Ltd., St. Helier
-Beachwood Properties Corp., New York
-Black Gold Holdings Ltd., Georgetown
-Black Gold S.A., Buenos Aires
-Bleeker Investments Limited, Wilmington
-Blue Cork, Inc., Wilmington
-Bluewater Creek Management Co, Wilmington
-Bolar Flat LLP, Wilmington
-Bonsai Investment AG, Zürich
-Britannia Limited, London
-Brookhill Center, Inc., New York
-Broome Investments Limited, Wilmington
-BT (Far East) Limited, Hongkong
-BT American Securities (Luxembourg) Sarl, Luxemburg
-BT Asia Limited, Hongkong
-BT Asia Synergies Limited, Hongkong
-BT Azure No. 1 Limited, Georgetown
-BT Ben Nevis Limited, Georgetown
-BT Boasley (Cayman) Limited, Georgetown
-BT Bram Limited, Georgetown
-BT Brokerage Corporation, Wilmington
-BT Brokerage Nominees Ltd., Hongkong
-BT Bryce Limited, Georgetown
-BT Capital Trust A, Wilmington
-BT Cascades No. 2 Limited, Georgetown
-BT Cascades No. 3 Limited, Georgetown
-BT Cayman Income No. 1, Georgetown
-BT Cayman Income No. 2, Georgetown
-BT Commercial Corporation, New York

-BT CTAG Nominees Limited, London
-BT Devonport Limited, Georgetown
-BT Finance (Jersey) No.1, St. Helier
-BT Finance (Jersey) No.2, St. Helier
-BT Finance (Jersey) No.3, St. Helier
-BT Finance (Leasing) Limited, London
-BT Finance (Leasing) No. 2 Limited, London
-BT Finance L.P., Georgetown
-BT Foreign Investment Corporation 1995 Trust — III, Wilmington
-BT Foreign Investment Corporation 1995 Trust — IV, Wilmington
-BT Foreign Investment Corporation 1997 Trust, St. Helier
-BT Foreign Investment Corporation 1997 Trust No. 2, Wilmington
-BT Foreign Investment Corporation 1997 Trust No. 3, Wilmington
-BT Foreign Investment Corporation 1998 Trust No. 1, Wilmington
-BT Foreign Investment Corporation 1998 Trust No. 2, Wilmington
-BT Foreign Investment Corporation 1998 Trust No. 3, Wilmington
-BT Foreign Investment Corporation 1998 Trust No. 4, Wilmington
-BT Fund Managers (Ireland) Limited, Dublin
-BT Globenet Nominees Limited, London
-BT Harborside Urban Renewal Corporation, West Trenton
-BT Hobart (Cayman) No. 1 Limited, Georgetown
-BT Holdings (Europe) Limited, Wilmington
-BT Institutional Capital Trust A, Wilmington
-BT Institutional Capital Trust B, Wilmington
-BT International (Nigeria) Ltd., Lagos
-BT Investments (Cayman) No. 1 Limited, Georgetown
-BT Maulbronn GmbH, Eschborn
-BT McKinley Limited, Georgetown
-BT MH Finance GP, Georgetown
-BT Milford (Cayman) Limited, Georgetown
-BT Muritz GmbH, Eschborn
-BT Murrayfield Limited, Edinburgh
-BT Newco Limited, Georgetown
-BT Notes Limited, Georgetown
-BT Opera Trading S.A., Paris
-BT Pension Fund Trustees Limited, London
-BT Preferred Capital Trust II, wilmington
-BT RMS GP 1, Georgetown
-BT RMS GP 2, Georgetown
-BT RMS GP 3, Georgetown
-BT Sable LLC, Wilmington
-BT Southwest, Inc., Houston
-BT Tasman (Cayman) No. 5 Limited, Georgetown
-BT Vordertaunus (Luxembourg) SARL, Luxemburg
-BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH, Eschborn
-BT Yosemite, Georgetown
-BT/ABKB Partnership Management, Los Angeles
-BTC 97 SP, LLC, Wilmington
-BTC Capital Trust I, Wilmington
-BTC Mortgage Investors Trust 1996-S1, New York
-BTC Mortgage Investors Trust 1997-S1, New York
-BTCM Properties Corporation, Wilmington
-BTFIC Portugal Gestao e Investimentos (Sociedade Unipessal) S.A., Madeira
-BTMWB Investments No.1 Limited, St. Helier
-BTR Trust 1999 S-1, New York
-BTVR Investments No. 1 Limited, St. Helier
-Budget Hotels No. 1 Limited, St. Helier
-Bull Pasture LLP, Wilmington
-C.J. Lawrence Inc., Wilmington
-Cable Beach L.P., Wilmington
-Caneel Bay Holding Corp., Chicago
-Cape Acquisition Corp, New York
-CapeSuccess LLC, Wilmington
-CapeSuccess, Inc., Wilmington
-Career Blazers Consulting Services, Inc., Albany
-Career Blazers Contingency Professionals, Inc., Albany
-Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
-Career Blazers LLC, Wilmington
-Career Blazers Management Company, Inc., Albany
-Career Blazers New York, Inc., Albany
-Career Blazers of Ontario, Inc., London, Ontario
-Career Blazers Personnel Services of Washington, D.C., Inc., Washington D.C.
-Career Blazers Personnel Services, Inc., Albany
-Career Blazers Service Company, Inc., Wilmington
-Caribbean Resort Holdings, Inc., New York
-Castlewood Expansion Partners, LP, New York
-CBI NY Training, Inc., Albany
-Cedar Investment Co., Wilmington
-Centennial River 1 Inc., Denver
-Centennial River 2 Inc., Austin
-Centennial River Acquisition 1 Corp., Wilmington
-Centennial River Acquisition 2 Corp., Wilmington
-Centennial River Corporation, Wilmington
-Charlton (Delaware), Inc., Wilmington

-Civic Investments Limited, St. Helier
-CLA-DB Nevada, Inc, Las Vegas
-ClarksonX Inc., Wilmington
-Cloverdale Road LP, Wilmington
-CNS Cayman Holdings One Ltd., Georgetown
-Compensa Holdings (Cayman) Ltd., Georgetown
-Cottesloe LLC, Wilmington
-Crosby Investments Limited, Wilmington
-Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
-D.B. Foreign Investment Corporation, Wilmington
-D.B. International Delaware, Inc., Wilmington
-D.B. Overseas Representatives, Inc., Wilmington
-DB (Pacific) Limited, Wilmington
-DB (Pacific) Limited, New York, New York
-DB Aircraft Leasing Master Trust, Wilmington
-DB Alex. Brown Holdings Incorporated, Wilmington
-DB Alternative Trading Inc., Wilmington
-DB Americas Funding Corp., Wilmington
-DB Arbitrage Mortgage Inc., Baltimore
-DB Baltimore, Inc., New York
-DB Barbados, Inc., Wilmington
-DB Barges, Inc., Wilmington
-DB Bedford Investments Limited, Wilmington
-DB Bluebell Investments (Cayman) Partnership, Georgetown
-DB Boca Mortgage Corp., Baltimore
-DB Callisto LLP, Wilmington
-DB Capital Advisers, Inc., Wilmington
-DB Capital Funding Corporation, Wilmington
-DB Capital Holdings 2, Inc., Wilmington
-DB Capital Investments, Inc., Wilmington
-DB Capital Management, Inc., Wilmington
-DB Capital Mortgage Corp., Baltimore
-DB Capital Partners Latin America, G.P. Limited, Georgetown
-DB Capital Partners, Inc., Wilmington
-DB Capital Partners, Latin America, LP, Georgetown
-DB Capital, Inc., Wilmington
-DB Cash Mortgage Corp., Baltimore
-DB Commodity Index Tracking Fund, Wilmington
-DB Commodity Index Tracking Master Fund, Wilmington
-DB Commodity Services LLC, Wilmington
-DB Crown Mortgage Corp., Baltimore
-DB Depositor Inc., New York
-DB Eagle Mortgage Corp., Baltimore
-DB Energy Trading LLC, Wilmington
-DB Equipment Leasing, Inc., New York
-DB Equities Corporation, Wilmington
-DB Equity Mortgage Corp., Baltimore
-DB Europa LP, Wilmington
-DB Ever, Inc., New York
-DB Fillmore Lender Corp., Wilmington
-DB Finance (Delaware), LLC, Wilmington
-DB Finance Holdings, Inc., Wilmington
-DB Franklin Investments Inc., Wilmington
-DB Funding Corporation # 1, Wilmington
-DB Funding Corporation # 3, Wilmington
-DB Funding LLC #4, Wilmington
-DB Funding LLC #5, Wilmington
-DB Funding LLC #6, Wilmington
-DB Funding, L.P., Baltimore
-DB Galil Finance, Inc., Wilmington
-DB Gamla (Cayman), Georgetown
-DB Ganymede Corp., Georgetown
-DB Global Masters (Alpamayo Emerging Markets Value) Fund Ltd., Georgetown
-DB Global Masters (CQ Capital) Fund Ltd., Georgetown
-DB Global Masters (Fundamental Value Trading II) Fund Ltd, Georgetown
-DB Global Masters (LSV Long/Short Opportunistic) Fund Ltd, Georgetown
-DB Global Masters (LSV Long/Short Value) Fund Ltd, Georgetown
-DB Global Masters (Noetic Equity Long/Short) Fund Ltd, Georgetown
-DB Global Processing Services, Inc., Wilmington
-DB Green Mortgage Corp., Baltimore
-DB Green, Inc., New York
-DB Hawks Nest, Inc., Wilmington
-DB Holdings (Asia) Limited, Wilmington
-DB Holdings (New York), Inc., New York
-DB Holdings (South America) Limited, Wilmington
-DB Horizon, Inc., Wilmington
-DB Hubert Investments Limited, Wilmington
-DB Hudson, LLC, New York
-DB Investment Management, Inc., Wilmington
-DB Investment Managers, Inc., Wilmington
-DB Investment Partners, Inc., New York
-DB Investment Resources (US) Corporation, New York
-DB Io LP, Wilmington
-DB IROC Leasing Corp., New York

-DB Jefferson Investments Limited, Wilmington
-DB Keystone, LLC, Wilmington
-DB King Investments Limited, Wilmington
-DB LA Holdings, L.L.C., New York
-DB Lafayette Investments Limited, Wilmington
-DB Laight Investments Limited, Wilmington
-DB Leda, Inc., Wilmington
-DB Leroy Investments LLC, Wilmington
-DB Lexington Investments Inc., Wilmington
-DB Liberty, Inc., Wilmington
-DB Liquid Mortgage Corp., Baltimore
-DB Litigation Fee LLC, Wilmington
-DB Madison, LLC, Wilmington
-DB Management Partners, L.P., Wilmington
-DB Metis, Inc., Wilmington
-DB Mezzanine Fund Managing Member, LLC, New York
-DB Moore Investments Limited, Wilmington
-DB Mortgage Investment Inc., Baltimore
-DB Office Workplaces Inc., Wilmington
-DB Oriole Trust, Wilmington
-DB Ormond No. 3, L.P., Wilmington
-DB Overseas Finance Delaware, Inc., Wilmington
-DB Partner Mortgage Corp., Baltimore
-DB Partnership Management II, LLC, New York
-DB Partnership Management, Ltd., Wilmington
-DB Perry Investments Limited, Wilmington
-DB Philmor, Inc., New York
-DB Potomac, Inc., New York
-DB Private Clients Corp., Wilmington
-DB Pyramid Corp., New York
-DB Quantal US Master Portfolio Limited, Georgetown
-DB Realty Resources, Inc., New York
-DB Rivington Investments Limited, Georgetown
-DB Rugby Finance (Cayman), Georgetown
-DB Rutland Finance Limited, Ramat Gan
-DB Samay Finance No. 2, Inc., Wilmington
-DB Second Funding Corp., Wilmington
-DB Service Centre Limited, Dublin
-DB Services (New York), Inc., New York
-DB Services New Jersey, Inc., West Trenton
-DB Services Tennessee, Inc., Wilmington
-DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
-DB Shenandoah, Inc., Wilmington
-DB Stanton Investments LLC, Wilmington
-DB Straits, Inc., New York
-DB Structured Derivative Products, LLC, Wilmington
-DB Structured Products, Inc., Wilmington
-DB Student Loan Warehouse II, LLC, Wilmington
-DB U.S. Financial Markets Holding Corporation, Wilmington
-DB Vandam Investments Limited, Wilmington
-DB Ventures (New York), Inc., New York
-DB Vestry Investments Limited, Wilmington
-DB Warren Investments Limited, Georgetown
-DB Waverly Investments Limited, Wilmington
-DB West Financing LLC, Wilmington
-DB Yarden Finance Limited, Ramat Gan
-DB-SP Holdings, Inc., Wilmington
-DBAB Wall Street, LLC, Wilmington
-DBAH Capital, LLC, New York
-DBAH Funding Corp., Wilmington
-DBBICVI, Inc., St. Thomas
-DBCIBZ1, LLC, Georgetown
-DBCIBZ2, LLC, Georgetown
-DBD 1997 BR Corp., Wilmington
-DBD 2001 HDMF-1 Corp., Wilmington
-DBD Hanover Corporation, Wilmington
-DBD Mezzanine Corp., Wilmington
-DBD Pilgrim America Corp., Wilmington
-DBD-1996 NPC 1 Corp., Wilmington
-DBD-1996 NPC 1 L.L.C., Wilmington
-DBD-1996 NPC 2 L.L.C., Wilmington
-DBD-1997 HHC Corporation, Wilmington
-DBINZ LP, Wilmington
-DBNY Brazil Investment Co., Wilmington
-DBS Technology Ventures, L.L.C., Wilmington
-DBUSBZ1, LLC, Wilmington
-DBUSBZ2, LLC, Wilmington
-DBUSH Funding Corp., Wilmington
-DBVR Investments No. 3 Limited, Wilmington
-Deer River, L.P., Wilmington
-Delowrezham de Mexico S. de R.L. de C.V., Mexiko Stadt
-Deutsche (SRV) Investment Corporation, New York
-Deutsche (SS&C) Investment Corporation, New York
-Deutsche Alt-A Securities, Inc., Wilmington

-Deutsche Aotearoa Limited, Georgetown
-Deutsche Asia Pacific Finance, Inc., Wilmington
-Deutsche Asset Management Canada Limited, Toronto
-Deutsche Asset Management, Inc, Wilmington
-DEUTSCHE BANK A.S., Istanbul
-Deutsche Bank Americas Holding Corp., New York
-Deutsche Bank Berkshire Mortgage, Inc., Wilmington
-Deutsche Bank Capital Holdings, Inc., Wilmington
-Deutsche Bank Florida, N.A., Palm Beach
-Deutsche Bank Holdings, Inc., Wilmington
-Deutsche Bank Insurance Agency Incorporated, Baltimore
-Deutsche Bank Insurance Agency of Delaware, Inc., Wilmington
-Deutsche Bank Insurance Agency of Massachusetts Incorporated, Boston
-Deutsche Bank Mortgage Capital, L.L.C., Wilmington
-Deutsche Bank Mortgage Services, Inc., Wilmington
-Deutsche Bank México S.A. Institución de Banca Múltiple, Mexiko Stadt
-Deutsche Bank National Trust Company, Los Angeles
-Deutsche Bank Securities Inc., Wilmington
-Deutsche Bank Trust Company Americas, New York
-Deutsche Bank Trust Company Connecticut Ltd., Greenwich
-Deutsche Bank Trust Company Delaware, Wilmington
-Deutsche Bank Trust Company New Jersey Ltd., Jersey City
-Deutsche Bank Trust Company New York, New York
-Deutsche Bank Trust Corporation, New York
-Deutsche Canada Investor Services Co., Halifax
-Deutsche Capital Asset Corporation, New York
-Deutsche Capital Planning Corporation, New York
-Deutsche Capital Stock Corporation, New York
-Deutsche Cayman L.A. Power II — C Ltd., Georgetown
-Deutsche Cayman L.A. Power II — P Ltd., Georgetown
-Deutsche Cayman Ltd., Georgetown
-Deutsche Financial Services Puerto Rico Corporation, San Juan
-Deutsche Global Securities Services Australia Pty Limited, Sydney
-Deutsche Holdings (Chile) S.A., Santiago
-Deutsche International Corporate Services (Delaware) LLC, Wilmington
-Deutsche International Nautical, Georgetown
-Deutsche International Pacific, Georgetown
-Deutsche Inversiones Limitada, Santiago
-Deutsche Investment Management Americas Inc., New York
-Deutsche Leasing Florida, Inc., Wilmington
-Deutsche Leasing New York Corp., New York
-Deutsche Master Funding Corporation, Wilmington
-Deutsche Mortgage & Asset Receiving Corporation, Wilmington
-Deutsche Mortgage Securities, Inc., Wilmington
-Deutsche Securities Corredores de Bolsa Ltda., Santiago
-Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
-Deutsche Trans-Pacific New Zealand, Auckland
-Deutsche Union Finanzberatungsgesellschaft mbH, Frankfurt
-DFC Residual Corporation, Henderson
-DMG Technology Management, L.L.C., Wilmington
-DMJV, New York
-DowningX LLC, Wilmington
-EA Advisers Incorporated, Wilmington
-EA Strategies LLC, Wilmington
-Eastgate 97 SP, LLC, Wilmington
-Edinborough 97, LLC, Wilmington
-Emerald Properties Corp., New York
-Equator Holdings, Ltd., Wilmington
-Ero Properties, Inc., New York
-Estate Holdings, Inc., St. Thomas
-FIC Globe LLC, Wilmington
-Filaine, Inc., Wilmington
-Firstee Investments LLC, Wilmington
-FJC Property Corp, Wilmington
-Flinders LLC, Wilmington
-G Finance Holding Corp., Wilmington
-G.I.S.T. Investments, Inc., New York
-GACC Funding Corporation, Wilmington
-GAFCo Funding Corp., Dover
-Garnet Properties Corp., New York
-Gemini Technology Services Inc., Wilmington
-German American Capital Corporation, Baltimore
-Glacier Mountain, L.P., Wilmington
-Global Alliance Finance Company, L.L.C., Dover
-GlobalX LLC, Wilmington
-Greene Investments Limited, Georgetown
-Greenville Mall, Inc., Wilmington
-GreenwichX LLC, Wilmington
-Greenwood Properties Corp., New York
-Hac Investments Limited, Wilmington
-HAC Investments Portugal — Servicos de Consultadoria e Gastao Ltda., Lissabon
-Hanover Partners, LP, Wilmington
-Hone Quarry LP, Georgetown
-Houston S.à.r.l., Luxemburg

-HudsonX Inc., Wilmington
-Huron Leasing, LLC, Wilmington
-Huygens Inc., Wilmington
-Investment Company Capital Corporation, Wilmington
-Jasmin Investors, Inc., New York
-Korea Bond Fund Management Co, Ltd., Georgetown
-LAC Investments Ltd., Wilmington
-Lake Moomaw Inc., Wilmington
-Lark Street, Inc., Wilmington
-Leibniz LLC, Wilmington
-Liberty Investments Limited, Georgetown
-Linder LP, Georgetown
-Linton No.1 Limited, London
-Linton No.2 Limited, London
-Linvest LP, Georgetown
-Lions Hill Finance Partners, Wilmington
-Long-Tail Risk Insurers, Ltd., Hamilton
-LW Holding Corporation, Wilmington
-M.I.S.T. Investments, Inc., New York
-MAC Investments Ltd., Georgetown
-MacDougal Investments Limited, Wilmington
-Makapuu Inc., Wilmington
-Mallard Place, Inc., Wilmington
-Mayfair Center, Inc, Wilmington
-McClintic Point LP, Wilmington
-Melba Investors Southeast, Inc., New York
-Mercer Investments Limited, Wilmington
-Metis Properties Limited, London
-Mezzbroadway, LLC, Wilmington
-Middlewood Properties Corp., New York
-Milltip Limited (in member’s voluntary liquidation), London
-MMDB Noonmark LLC, Wilmington
-Moose Lake LLP, Wilmington
-NDB Capital Markets Corporation, Wilmington
-NDB Capital Markets, L.P., Wilmington
-NDBCM California Corporation, Wilmington
-New M Corp., Wilmington
-Newburgh Mall Limited Partnership, New York
-Newhall LLC, Wilmington
-Newport Harbor Corporation, Delaware, Wilmington
-NewportX Inc., Wilmington
-Newton Financial LLP, Wilmington
-North American Income Fund PLC, Dublin
-Northwoods Finance Partners, Wilmington
-Novoquote Limited, London
-Oakwood Properties Corp., Wilmington
-Old Wagon LP, Wilmington
-P.A.S. Pro Active Sales S.A., Buenos Aires
-PacificX LLC, Wilmington
-Parkwood New York LLC, Wilmington
-Parkwood Properties Corp., New York
-Pelleport Investors, Inc., New York
-Phoenix I Ltd., Georgetown
-Pilgrim Financial Services LLP, Wilmington
-Pinewood Properties Corp., New York
-PLA — DB Nevada, Inc., Las Vegas
-Plantation Bay, Inc., St. Thomas
-Portsea LLC, Wilmington
-225 Properties Corp., New York
-Protean Investors, Inc., New York
-PT Bina Tatalaksana Pasifik, Jakarta
-PT BT Prima Securities Indonesia, Jakarta
-Pyramid Holdings B.V., Amsterdam
-Pyramid Investments PLC, London
-Pyramid Office Properties Limited, London
-Pyramid Ventures, Inc., Wilmington
-Reade, Inc., Wilmington
-Realprop Investors Pacific, Inc., New York
-Red Lodge, L.P., Wilmington
-REO Properties Corporation, Wilmington
-Reo Resources, Inc., New York
-Ripple Creek, L.P., Wilmington
-River Bluff LLP, Wilmington
-Riverton Investments LLC, Wilmington
-RNA Advisors, LLC, Wilmington
-RoAdco I, Inc., Wilmington
-RoAdco II, Inc., Wilmington
-RoCalwest, Inc., Wilmington
-RoClarendon, Inc., Wilmington
-RoColorado, Inc., Wilmington
-Rodocanachi Leasing Limited (in member’s voluntary liquidation), London
-RoManco I, Inc., Wilmington
-RoManco II, Inc., Wilmington
-Romeo One, LLC, Wilmington

-Romeo Three, LLC, Wilmington
-Romeo Two, LLC, Wilmington
-Romeo U.S. Group, Inc., Wilmington
-RoPacific, Inc., Wilmington
-RoPro U.S. Holding, Inc., Wilmington
-RoProperty U.S.A., Inc., Wilmington
-RoSharp II, Inc., Wilmington
-RoSmart, LLC, Wilmington
-RoValue-Added, Inc., Wilmington
-RREEF America, L.L.C., San Francisco
-RREEF Management Company, San Francisco
-RREEF Management LLC, Chicago
-RREEF REFlex Master Portfolio Ltd., Georgetown
-Ruby Investments LLC, Wilmington
-Sagamore Limited, London
-Sanno Point L.P., Georgetown
-Sapphire Aircraft Leasing and Trading Limited, London
-Scudder Annuities and Life Services of Alabama, Inc., Chicago
-Scudder Annuities and Life Services, Inc., Chicago
-Scudder Distributors Inc., Chicago
-Scudder Fund Accounting Corporation, Boston
-Scudder Insurance Agency of New York, Inc., New York
-Scudder Insurance Agency, Inc., Boston
-Scudder Insurance Agency, Inc. (California), Los Angeles
-Scudder Investments Marketing Services, Inc., Chicago
-Scudder Investments Service Company, Kansas City
-Scudder Investor Services, Inc., Boston
-Scudder Management Company S.A., Luxemburg
-Scudder Service Corporation, Boston
-Scudder Trust Company, Salem
-Seaford Milford Properties, Inc., New York
-Sedona One LLC, Wilmington
-Seneca Delaware, Inc., Wilmington
-Seneca Leasing Partners, L.P., Wilmington
-Serviced Office Investments Limited, St. Helier
-Sharps SP I LLC, Wilmington
-Sherwood Properties Corp., Wilmington
-Shopready Limited, London
-Silver Leaf 1 LLC, Wilmington
-Southwood Properties Corp., New York
-Spring Leasing Limited, London
-Standard Trading Two LLC, Wilmington
-Stoneridge Apartments, Inc., New York
-Structured Finance Americas, LLC, Wilmington
-SVP Partners, L.L.C., New York
-Tapeorder Limited, London
-Tapestry Investment LLC, Wilmington
-Tenedora de Valores S.A., Santiago
-Thebe Trust, Wilmington
-TRS 1 LLC, Wilmington
-TRS Eclipse LLC, Wilmington
-TRS Elara LLC, Wilmington
-TRS Metis LLC, Wilmington
-TRS Thebe LLC, Wilmington
-Upwood No. 1 Limited, London
-Upwood No. 2 Limited, London
-US Masthead Coinvestment, L.P., Wilmington
-US Masthead No. 1, Inc., Wilmington
-US Masthead No. 2, Inc., Wilmington
-US Masthead No. 3, Inc., Wilmington
-US Masthead No. 4, Inc., Wilmington
-US Masthead No. 5, Inc., Wilmington
-US Masthead, LLC, Wilmington
-Varick Investments Limited, Wilmington
-VI Resort Holdings, Inc., New York
-Walton Tract LLP, Wilmington
-WestX Inc., Wilmington
-Whispering Woods LLC, Wilmington
-Whistling Pines LLC, Wilmington
-Whitewood Properties Corp., New York
-Wildriver Finance Company, Georgetown
-Wilmington Trust B1, Wilmington
-Wilmington Trust B2, Wilmington
-Wilmington Trust B3, Wilmington
-Wilmington Trust B4, Wilmington
-Wilmington Trust B5, Wilmington
-Wilmington Trust B6, Wilmington
-Wilmington Trust B7, Wilmington
-Wilmington Trust B8, Wilmington
-Wilmington Trust B9, Wilmington
-Wintercrest Inc., Wilmington
-Wolf Creek LP, Wilmington
-Woodwardia LLC, Wilmington
-World Trading (Delaware) Inc., Wilmington

Tempurrite Leasing Limited, London
Tescsel Limited (in member’s voluntary liquidation), London
The World Markets Company GmbH i.L., Frankfurt
TMG Vermögensverwaltungsgesellschaft mbH, Augsburg
TRISO Beteiligungs Aktiengesellschaft, Frankfurt
TRS Aria LLC, Wilmington
TRS Bluebay LLC, Wilmington
TRS Bruin LLC, Wilmington
TRS Callisto LLC, Wilmington
TRS Elgin LLC, Wilmington
TRS Feingold O Keeffe LLC, Wilmington
TRS Fore LLC, Wilmington
TRS Ganymede LLC, Wilmington
TRS Haka LLC, Wilmington
TRS Io LLC, Wilmington
TRS Leda LLC, Wilmington
TRS Plainfield LLC, Wilmington
TRS Quogue LLC, Wilmington
TRS Stag LLC, Wilmington
TRS Stark LLC, Wilmington
TRS SVCO LLC, Wilmington
UKF Building Services Limited (in member’s voluntary liquidation), London
UKF Leasing Limited, London
VCG Venture Capital Fonds III Verwaltungs GmbH, München
VCG Venture Capital Gesellschaft mbH, München
VCG Venture Capital Gesellschaft mbH & Co. Fonds III Management KG, München
WEBA Beteiligungsgesellschaft mbH, Limburg
WEPLA Beteiligungsgesellschaft mbH, Frankfurt
-Azurania SGPS LDA, Funchal
-DB RE Global Real Estate Management 1A, Ltd., Georgetown
-DB RE Global Real Estate Management 1B, Ltd., Georgetown
-DB Real Estate Opportunities Management S.r.l., Mailand
-Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG, Eschborn
-Deutsche Holdings Luxembourg S.à r.l., Luxemburg
-Gaudi Venture Investments B.V., Amsterdam
-Whale Holdings S.à.r.l., Luxemburg
WERDA Beteiligungsgesellschaft mbH, Eschborn
40 West 53rd Associates Limited Partnership, New York
WILH. AHLMANN Gesellschaft mit beschränkter Haftung, Kiel
Wilhelm von Finck AG, Grasbrunn

Variable Interest Entities
AAD Balanced Company Limited, Georgetown
Abbey National Financial Investments 3 BV, Amsterdam
ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Düsseldorf
Argentina Capital Protected Investments Ltd, Georgetown
Asset Repackaging Trust BV, Amsterdam
Asset Repackaging Trust Five BV, Amsterdam
Asset Repackaging Trust Six BV, Amsterdam
Asset Repackaging Trust Three BV, Amsterdam
Atlas Portfolio Select SPC, Georgetown
Bellstead Holdings Limited, Gibraltar
Bills Securitisation Limited, St. Helier
BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH, Köln
Bluestar Securities plc, Dublin
Bozarche Limited, Georgetown
BS 2 Y.K., Tokio
Business Support One Y.K., Tokio
CAPRA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG, Düsseldorf
Cathay Capital Company Limited, Port Louis
CIG (Jersey) Limited, St. Helier
Coriolanus Limited, Dublin
Coronets Limited, Georgetown
COUNTS Trust Series 2002 — 6, Newark
COUNTS Trust Series 2002 — 7, Newark
COUNTS Trust Series 2003 — 2, Newark
COUNTS Trust Series 2003 — 4, Newark
COUNTS Trust Series 2003 — 6, Newark
COUNTS Trust Series 2003 — 7, Newark
COUNTS Trust Series 2004 — 1, Newark
COUNTS Trust Series 2004 — 4, Newark
COUNTS Trust Series 2004 — 5, Newark
COUNTS Trust Series 2004 — 7, Newark
Cranfield Aircraft Leasing Limited, Georgetown
Credit-Linked and Structured Securities (“CLASS”) Limited, St. Helier
Czech Repackaged Euro Securities Transactions (“CREST”) plc, Gibraltar
D & S Capital Y.K., Tokio
Dark Blue Investments Ltd, Georgetown
DB Hawaiian LLC, Dover
DB Immobilienfonds 1 Wieland KG, Eschborn
DB Immobilienfonds 14 Rhein-Pfalz Wohnen GmbH & Co. KG, Eschborn
DB Immobilienfonds 4 Wieland KG, Frankfurt
DB Immobilienfonds 5 Wieland KG, Bad Homburg
db Investor Solutions, Dublin

DB Platinum II, Luxemburg
DB Platinum IV, Luxemburg
DB Platinum SICAV, Luxemburg
DBB Investments Limited, Georgetown
De Heng Asset Management Company Limited, Peking
DEGRU Fünfte Beteiligungsgesellschaft mbH, Eschborn
Deutsche GlobalSpectrum Funds plc, Dublin
Deutsche Grundbesitz-Beteiligungsgesellschaft Dr. Rühl & Co. — Anlagefonds 1 — KG, Eschborn
DI 2 Y.K., Tokio
DI Investments Corporation Y.K., Tokio
Earls Eight Limited, Georgetown
Earls Eleven Limited, Georgetown
Earls Five Limited, Georgetown
Earls Four Limited, Georgetown
Earls Seven Limited, Georgetown
EARLS Trading Limited, Georgetown
Earls Two Limited, Georgetown
Eirles Four Limited, Dublin
Eirles One Limited, Dublin
Eirles Three Limited, Dublin
Eirles Two Limited, Dublin
Epsom Limited, Gibraltar
Erina Limited, St. Helier
Grove Finance Limited, St. Helier
Grundstücksverwaltung GmbH & Co. Objekt Wunstorf KG, Düsseldorf
HABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG, Düsseldorf
Herodotus Limited, Georgetown
HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
HOK Capital Y.K., Tokio
Hooper Investments Limited, Gibraltar
Hume Finance Limited Partnership, Sydney
Hume Investment Limited Partnership, Sydney
iBond Securities plc, Dublin
ILV Anlagen Vermietungsgesellschaft mbH, Düsseldorf
Industrie Limited Partnership, Sydney
Investor Solutions Limited, St. Helier
Izumo Capital YK, Tokio
Karasuma Properties TMK, Tokio
Kings Limited, Georgetown
Kyoto Properties TMK, Tokio
Labuan (Cranfield) Aircraft Leasing Limited, Labuan
LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG, Düsseldorf
LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG, Düsseldorf
Linker Finance plc, Dublin
LOCO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Stockach OHG, Düsseldorf
London Wall 2002-1 plc, Dublin
London Wall 2002-2 plc, Dublin
LPG Shipping Limited, Georgetown
Luca Limited Partnership, Sydney
Luxemburg (Sylvester) Sarl, Luxemburg
M.A. Capital Y.K., Tokio
MANDATA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf
MAP CORPORATION, Tokio
Maxima Alpha Bomaral Limited, St. Helier
MEFIS Beteiligungsgesellschaft mbH, Frankfurt
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG, Düsseldorf
Mexico Capital Protected Investments Ltd, Georgetown
MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG, Düsseldorf
Mountain Recovery Fund I Y.K., Tokio
Mountain Recovery Fund II Y.K., Tokio
Narara Limited, St. Helier
Oran Limited, Georgetown
Pacific Funding Limited, Auckland
Palladium Securities 1 S.A., Luxemburg
Palmetto Place Development LLC, Wilmington
PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG, Düsseldorf
PERXIS Beteiligungsgesellschaft mbH, Düsseldorf
Platinum Guernsey Limited, St. Peter Port
Portuguese Earls (PEARLS) Comércio e Serviços Ltda., Funchal
PT. Deutsche Verdhana Indonesia, Jakarta
PUKU Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG, Düsseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG, Düsseldorf
Regal Limited, Georgetown
Repackaged Assets and Securities in Asia Limited, Singapur
Repackaged Offshore Collateralised Kredit (“Rock”) Limited, Gibraltar
Repackaged Offshore Collateralised Kredit (“Rock2”) Limited, Gibraltar
S & D Capital Y.K., Tokio
SABIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG, Düsseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Malermarkt KG, Düsseldorf

SANO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Düsseldorf KG, Düsseldorf
SANO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hamburg KG, Düsseldorf
SARIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mannheim KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG, Düsseldorf
SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG, Düsseldorf
SIRES-STAR Limited, Georgetown
Sociedade Brasileira de Ativos e Finanças Limitada, Georgetown
SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG, Düsseldorf
Sonata Securities S.A., Luxemburg
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG, Düsseldorf
SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG, Düsseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG, Düsseldorf
TAF 2 Y.K., Tokio
TG Capital Y.K., Tokio
The CIG Trust, St. Helier
The Fourth Share Holdings Company Limited, Georgetown
Tsubasa Angel Fund Y.K., Tokio
UDS Capital Y.K., Tokio
Y.K. Agura Partners, Tokio
Yugen Kaisha Garnet Real Estate, Tokio
ZAO Plamia-Invest, Moskau
Multi Assets Garant II
DWS Beta Fonds
DWS Delta Fonds
Sunflower Fund
DB Prevision 15, FP

Special Funds
BSP 1
BAG
BAG 2
DB 100 Benchmark Fund (Euro)
Blackrock US Low Duration Bond Fund
db X-Calibur
dbX-High Yield 1 Fund
dbX-Risk Arbitrage 4 Fund
dbX-Credit 1 Fund
dbX-European Long/Short Equity 5 Fund
dbX-Convertible Arbitrage 1 Fund
dbX-Convertible Arbitrage 2 Fund
Xavex-Market Neutral 2 Fund
dbX-Risk Arbitrage 3 Fund
dbX-Convertible Arbitrage 5 Fund
dbX-CTA 1 Fund
dbX-European Long/Short Equity 1 Fund
dbX-European Long/Short Equity 2 Fund
dbX-Japan Long/Short Equity 1 Fund
dbX-Market Neutral 1 Fund
dbX-Risk Arbitrage 1 Fund
dbX-European Long/Short Equity 4 Fund
dbX-Convertible Arbitrage 7 Fund
dbX-Convertible Arbitrage 8 Fund
Xavex-Market Neutral 3 Fund
dbX-Risk Arbitrage 5 Fund
dbX-Convertible Arbitrage 4 Fund
dbX-Convertible Arbitrage 6 Fund
dbX-Convertible Arbitrage 10 Fund
dbX-Capital Structure Arbitrage 1 Fund
Xavex-Cherokee CTA Fund
dbX-CTA 3 Fund
Ivy Kroner Unit Trust I
Korea Top Investment Trust
dbX-Convertible Arbitrage 9 Fund
dbX-Currency 2 Fund
dbX-International Long/Short Equity 1 Fund

db X-tracker
dbX-WarrenWicklund
dbX-US Long/Short Equity 5 Fund
dbX-Japan Long/Short Equity 3 Fund
dbX-3C Absolute Return Fund
dbX-CTA 5 Fund
dbX-Risk Arbitrage 6 Fund